Security Information








Security Purchased


CUSIP
345397VC4


Issuer
FORD MOTOR CREDIT CO


Underwriters
DBSI, Goldman Sachs, Lehman Brothers,
Merrill Lynch, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
F 8% 12/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/11/2006


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
98.32


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.13%


Rating
B1/B


Current yield
8.14%


Benchmark vs Spread (basis points)
373 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
125,000
 $                   122,903
0.01%



DWS Balanced VIP
Chicago
100,000
 $                     98,322
0.01%



DWS High Income Fund
Chicago
1,530,000
 $
1,504,327
0.10%



DWS High Income Trust
Chicago
175,000
 $                   172,064
0.01%



DWS High Income VIP
Chicago
265,000
 $                   260,553
0.02%



DWS Multi Market Income Trust
Chicago
100,000
 $                     98,322
0.01%



DWS Strategic Income Fund
Chicago
100,000
 $                     98,322
0.01%



DWS Strategic Income Trust
Chicago
100,000
 $                     98,322
0.01%



DWS Strategic Income VIP
Chicago
100,000
 $                     98,322
0.01%



New York Funds







DWS Bond VIP
New York
100,000
 $                     98,322
0.01%



DWS Core Plus Income Fund
New York
270,000
 $                   265,469
0.02%



DWS High Income Plus Fund
New York
305,000
 $                   299,882
0.02%



DWS Short Duration Plus Fund
New York
100,000
 $                     98,322
0.01%



Total

3,370,000
 $
3,313,451
0.22%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
345397VD2


Issuer
FORD MOTOR CREDIT CO


Underwriters
DBSI, Goldman Sachs, Lehman Brothers,
Merrill Lynch, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
F FRN 1/13/2012


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/11/2006


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
98.76


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
B1/B


Current yield
8.08%


Benchmark vs Spread (basis points)
99 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
220,000
 $                   216,308
0.01%



DWS Balanced VIP
Chicago
100,000
 $                     98,322
0.01%



DWS High Income Fund
Chicago
2,710,000
 $
2,664,526
0.18%



DWS High Income Trust
Chicago
315,000
 $                   309,714
0.02%



DWS High Income VIP
Chicago
475,000
 $                   467,030
0.03%



DWS Multi Market Income Trust
Chicago
165,000
 $                   162,231
0.01%



DWS Strategic Income Fund
Chicago
175,000
 $                   172,064
0.01%



DWS Strategic Income Trust
Chicago
100,000
 $                     98,322
0.01%



DWS Strategic Income VIP
Chicago
100,000
 $                     98,322
0.01%



New York Funds







DWS Bond VIP
New York
320,000
 $                   314,630
0.02%



DWS Core Plus Income Fund
New York
1,070,000
 $
1,052,045
0.07%



DWS High Income Plus Fund
New York
540,000
 $                   530,939
0.04%



DWS Short Duration Plus Fund
New York
100,000
 $                     98,322
0.01%



Total

6,390,000
 $
6,282,776
0.43%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
014477AE3


Issuer
ALERIS INTERNATIONAL INC


Underwriters
DBSI, Goldman Sachs, Keybank NA, PNC
Bank


Years of continuous operation, including predecessors
> 3 years


Security
ARS 10% 12/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/13/2006


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.50%


Rating
Caa1/B-


Current yield
10.00%


Benchmark vs Spread (basis points)
551 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
90,000
 $                     88,490
0.01%



DWS Balanced VIP
Chicago
30,000
 $                     29,497
0.00%



DWS High Income Fund
Chicago
1,130,000
 $
1,111,039
0.08%



DWS High Income Trust
Chicago
130,000
 $                   127,819
0.01%



DWS High Income VIP
Chicago
200,000
 $                   196,644
0.01%



DWS Multi Market Income Trust
Chicago
70,000
 $                     68,825
0.00%



DWS Strategic Income Fund
Chicago
75,000
 $                     73,742
0.01%



DWS Strategic Income Trust
Chicago
15,000
 $                     14,748
0.00%



DWS Strategic Income VIP
Chicago
20,000
 $                     19,664
0.00%



New York Funds







DWS High Income Plus Fund
New York
225,000
 $                   221,225
0.02%



DWS Short Duration Plus Fund
New York
15,000
 $                     14,748
0.00%



Total

2,000,000
 $
1,966,440
0.13%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
373298CH9


Issuer
GEORGIA-PACIFIC CORP


Underwriters
BoA, Citigroup, DBSI, Barclays, Daiwa
Securities, Lehman Brothers, Mitsubishi UFJ
Securities, Mizuho International, RBS
Greenwich Capital, Scotia Capital, SunTrust
Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
GP 7.125% 1/15/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/13/2006


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.90%


Rating
Ba3/B


Current yield
7.13%


Benchmark vs Spread (basis points)
258 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
160,000
 $                   157,315
0.01%



DWS Balanced VIP
Chicago
55,000
 $                     54,077
0.00%



DWS High Income Fund
Chicago
1,975,000
 $
1,941,860
0.13%



DWS High Income Trust
Chicago
230,000
 $                   226,141
0.02%



DWS High Income VIP
Chicago
345,000
 $                   339,211
0.02%



DWS Multi Market Income Trust
Chicago
120,000
 $                   117,986
0.01%



DWS Strategic Income Fund
Chicago
125,000
 $                   122,903
0.01%



DWS Strategic Income Trust
Chicago
30,000
 $                     29,497
0.00%



DWS Strategic Income VIP
Chicago
40,000
 $                     39,329
0.00%



New York Funds







DWS High Income Plus Fund
New York
395,000
 $                   388,372
0.03%



DWS Short Duration Plus Fund
New York
25,000
 $                     24,581
0.00%



Total

3,500,000
 $
3,441,270
0.23%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
458204AA2


Issuer
INTELSAT BERMUDA LTD


Underwriters
Citigroup, Credit Suisse, DBSI, Lehman
Brothers, Bear Stearns, BNP Paribas,
Goldman Sachs, JP Morgan, Merrill Lynch,
RBS Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
INTEL FRN 1/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/9/2007


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
Caa1/B


Current yield
8.87%


Benchmark vs Spread (basis points)
351 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
45,000
 $                     44,245
0.00%



DWS Balanced VIP
Chicago
15,000
 $                     14,748
0.00%



DWS High Income Fund
Chicago
560,000
 $                   550,603
0.04%



DWS High Income Trust
Chicago
65,000
 $                     63,909
0.00%



DWS High Income VIP
Chicago
100,000
 $                     98,322
0.01%



DWS Multi Market Income Trust
Chicago
35,000
 $                     34,413
0.00%



DWS Strategic Income Fund
Chicago
40,000
 $                     39,329
0.00%



DWS Strategic Income Trust
Chicago
10,000
 $                       9,832
0.00%



DWS Strategic Income VIP
Chicago
10,000
 $                       9,832
0.00%



New York Funds







DWS High Income Plus Fund
New York
110,000
 $                   108,154
0.01%



DWS Short Duration Plus Fund
New York
10,000
 $                       9,832
0.00%



Total

1,000,000
 $                   983,220
0.07%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
22112AAA4


Issuer
COSAN FINANCE LTD


Underwriters
Credit Suisse, Morgan Stanley, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
COSAN 7 % 2/1/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/19/2007


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
98.24


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Ba2/BB


Current yield
7.05%


Benchmark vs Spread (basis points)
249 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
175,000
 $                   172,064
0.01%



DWS Balanced VIP
Chicago
100,000
 $                     98,322
0.01%



DWS High Income Fund
Chicago
2,120,000
 $
2,084,426
0.14%



DWS High Income Trust
Chicago
245,000
 $                   240,889
0.02%



DWS High Income VIP
Chicago
370,000
 $                   363,791
0.02%



DWS Multi Market Income Trust
Chicago
135,000
 $                   132,735
0.01%



DWS Strategic Income Fund
Chicago
140,000
 $                   137,651
0.01%



DWS Strategic Income Trust
Chicago
100,000
 $                     98,322
0.01%



DWS Strategic Income VIP
Chicago
100,000
 $                     98,322
0.01%



New York Funds







DWS High Income Plus Fund
New York
415,000
 $                   408,036
0.03%



DWS Short Duration Plus Fund
New York
100,000
 $                     98,322
0.01%



Total

4,000,000
 $
3,932,880
0.27%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
721467AE8


Issuer
PILGRIM'S PRIDE CORP


Underwriters
Lehman Brothers, BoA, BMO Capital Markets,
Credit Suisse, DBSI, JP Morgan, Stephens
Inc, Stifel Nicolaus & Co


Years of continuous operation, including predecessors
> 3 years


Security
PPC 7.625% 5/1/2015


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/19/2007


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.67%


Rating
B1/B


Current yield
7.63%


Benchmark vs Spread (basis points)
227 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
230,000
 $                   226,141
0.02%



DWS Balanced VIP
Chicago
80,000
 $                     78,658
0.01%



DWS High Income Fund
Chicago
2,830,000
 $
2,782,513
0.19%



DWS High Income Trust
Chicago
330,000
 $                   324,463
0.02%



DWS High Income VIP
Chicago
495,000
 $                   486,694
0.03%



DWS Multi Market Income Trust
Chicago
175,000
 $                   172,064
0.01%



DWS Strategic Income Fund
Chicago
180,000
 $                   176,980
0.01%



DWS Strategic Income Trust
Chicago
40,000
 $                     39,329
0.00%



DWS Strategic Income VIP
Chicago
55,000
 $                     54,077
0.00%



New York Funds







DWS Bond VIP
New York
195,000
 $                   191,728
0.01%



DWS Core Plus Income Fund
New York
60,000
 $                     58,993
0.00%



DWS High Income Plus Fund
New York
555,000
 $                   545,687
0.04%



DWS Short Duration Plus Fund
New York
30,000
 $                     29,497
0.00%



Total

5,255,000
5,166,821
0.35%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
721467AF5


Issuer
PILGRIM'S PRIDE CORP


Underwriters
Lehman Brothers, BoA, BMO Capital Markets,
Credit Suisse, DBSI, JP Morgan, Stephens
Inc, Stifel Nicolaus & Co


Years of continuous operation, including predecessors
> 3 years


Security
PPC 8.375% 5/1/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/19/2007


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.67%


Rating
B2/B


Current yield
8.38%


Benchmark vs Spread (basis points)
361 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
140,000
 $                   137,651
0.01%



DWS Balanced VIP
Chicago
45,000
 $                     44,245
0.00%



DWS High Income Fund
Chicago
1,690,000
 $
1,661,642
0.11%



DWS High Income Trust
Chicago
200,000
 $                   196,644
0.01%



DWS High Income VIP
Chicago
295,000
 $                   290,050
0.02%



DWS Multi Market Income Trust
Chicago
105,000
 $                   103,238
0.01%



DWS Strategic Income Fund
Chicago
110,000
 $                   108,154
0.01%



DWS Strategic Income Trust
Chicago
25,000
 $                     24,581
0.00%



DWS Strategic Income VIP
Chicago
35,000
 $                     34,413
0.00%



New York Funds







DWS Bond VIP
New York
75,000
 $                     73,742
0.01%



DWS Core Plus Income Fund
New York
25,000
 $                     24,581
0.00%



DWS High Income Plus Fund
New York
335,000
 $                   329,379
0.02%



DWS Short Duration Plus Fund
New York
20,000
 $                     19,664
0.00%



Total

3,100,000
 $
3,047,982
0.21%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
68555GAA8


Issuer
ORASCOM TELECOM FINANCE


Underwriters
Citigroup, Credit Suisse, ABN Amro, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
ORAT 7.875% 2/8/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/1/2007


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
B2/B-


Current yield
7.88%


Benchmark vs Spread (basis points)
303 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
175,000
 $                   172,064
0.01%



DWS Balanced VIP
Chicago
100,000
 $                     98,322
0.01%



DWS High Income Fund
Chicago
2,115,000
 $
2,079,510
0.14%



DWS High Income Trust
Chicago
245,000
 $                   240,889
0.02%



DWS High Income VIP
Chicago
370,000
 $                   363,791
0.02%



DWS Multi Market Income Trust
Chicago
135,000
 $                   132,735
0.01%



DWS Strategic Income Fund
Chicago
140,000
 $                   137,651
0.01%



DWS Strategic Income Trust
Chicago
100,000
 $                     98,322
0.01%



DWS Strategic Income VIP
Chicago
100,000
 $                     98,322
0.01%



New York Funds







DWS High Income Plus Fund
New York
420,000
 $                   412,952
0.03%



DWS Short Duration Plus Fund
New York
100,000
 $                     98,322
0.01%



Total

4,000,000
 $
3,932,880
0.27%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
EG1553312


Issuer
STENA AB


Underwriters
Citigroup, DBSI, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
STENA 6.125% 2/1/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/1/2007


Total amount of offering sold to QIBs
389,838,217


Total amount of any concurrent public offering
0


Total
389,838,217


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
Ba3/BB-


Current yield
6.13%


Benchmark vs Spread (basis points)
209 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
123,449
 $                   121,377
0.01%



DWS Balanced VIP
Chicago
38,984
 $                     38,330
0.00%



DWS High Income Fund
Chicago
1,474,888
 $
1,450,139
0.10%



DWS High Income Trust
Chicago
175,427
 $                   172,484
0.01%



DWS High Income VIP
Chicago
259,892
 $                   255,531
0.02%



DWS Multi Market Income Trust
Chicago
90,962
 $                     89,436
0.01%



DWS Strategic Income Fund
Chicago
97,460
 $                     95,824
0.01%



DWS Strategic Income Trust
Chicago
19,492
 $                     19,165
0.00%



DWS Strategic Income VIP
Chicago
25,989
 $                     25,553
0.00%



New York Funds







DWS High Income Plus Fund
New York
292,379
 $                   287,473
0.02%



Total

2,598,921
 $
2,555,312
0.17%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
816074AF5


Issuer
SEITEL INC


Underwriters
DBSI, Morgan Stanley, UBS


Years of continuous operation, including predecessors
> 3 years


Security
SELA 9.75% 2/15/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/9/2007


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.75%


Rating
B3/B-


Current yield
9.75%


Benchmark vs Spread (basis points)
439 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
230,000
 $                   226,141
0.02%



DWS Balanced VIP
Chicago
80,000
 $                     78,658
0.01%



DWS High Income Fund
Chicago
2,825,000
 $
2,777,597
0.19%



DWS High Income Trust
Chicago
330,000
 $                   324,463
0.02%



DWS High Income VIP
Chicago
495,000
 $                   486,694
0.03%



DWS Multi Market Income Trust
Chicago
175,000
 $                   172,064
0.01%



DWS Strategic Income Fund
Chicago
180,000
 $                   176,980
0.01%



DWS Strategic Income Trust
Chicago
40,000
 $                     39,329
0.00%



DWS Strategic Income VIP
Chicago
55,000
 $                     54,077
0.00%



New York Funds







DWS High Income Plus Fund
New York
560,000
 $                   550,603
0.04%



DWS Short Duration Plus Fund
New York
30,000
 $                     29,497
0.00%



Total

5,000,000
 $
4,916,100
0.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
904201AA8


Issuer
UMBRELLA ACQUISITION


Underwriters
BoA, Credit Suisse, DBSI, Lehman Brothers,
RBS Greenwich Capital, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
UVN 9.75% 3/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/1/2007


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/CCC+


Current yield
9.75%


Benchmark vs Spread (basis points)
520 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
460,000
 $                   452,281
0.03%



DWS Balanced VIP
Chicago
150,000
 $                   147,483
0.01%



DWS High Income Fund
Chicago
5,690,000
 $
5,594,522
0.38%



DWS High Income Trust
Chicago
665,000
 $                   653,841
0.04%



DWS High Income VIP
Chicago
1,000,000
 $                   983,220
0.07%



DWS Multi Market Income Trust
Chicago
345,000
 $                   339,211
0.02%



DWS Strategic Income Fund
Chicago
365,000
 $                   358,875
0.02%



DWS Strategic Income Trust
Chicago
80,000
 $                     78,658
0.01%



DWS Strategic Income VIP
Chicago
110,000
 $                   108,154
0.01%



New York Funds







DWS High Income Plus Fund
New York
1,135,000
 $
1,115,955
0.08%



Total

10,000,000
 $
9,832,200
0.67%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
018772AG8


Issuer
ALLIANCE ONE INTERNATIONAL


Underwriters
DBSI, Wachovia, ING Wholesale Banking


Years of continuous operation, including predecessors
> 3 years


Security
AOI 8.5% 5/15/2012


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Wachovia


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/2/2007


Total amount of offering sold to QIBs
150,000,000


Total amount of any concurrent public offering
0


Total
150,000,000


Public offering price
99.51


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.75%


Rating
B2/B


Current yield
8.54%


Benchmark vs Spread (basis points)
416 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
135,000
 $                   132,735
0.01%



DWS Balanced VIP
Chicago
40,000
 $                     39,329
0.00%



DWS High Income Fund
Chicago
1,700,000
 $
1,671,474
0.11%



DWS High Income Trust
Chicago
200,000
 $                   196,644
0.01%



DWS High Income VIP
Chicago
300,000
 $                   294,966
0.02%



DWS Multi Market Income Trust
Chicago
105,000
 $                   103,238
0.01%



DWS Strategic Income Fund
Chicago
115,000
 $                   113,070
0.01%



DWS Strategic Income Trust
Chicago
25,000
 $                     24,581
0.00%



DWS Strategic Income VIP
Chicago
20,000
 $                     19,664
0.00%



New York Funds







DWS High Income Plus Fund
New York
345,000
 $                   339,211
0.02%



DWS Short Duration Plus Fund
New York
15,000
 $                     14,748
0.00%



Total

3,000,000
 $
2,949,660
0.20%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
043436AE4


Issuer
ASBURY AUTOMOTIVE GROUP


Underwriters
Goldman Sachs, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
ABG 7.625% 3/15/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/12/2007


Total amount of offering sold to QIBs
150,000,000


Total amount of any concurrent public offering
0


Total
150,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.13%


Rating
B3/B


Current yield
7.63%


Benchmark vs Spread (basis points)
308 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
315,000
 $                   309,714
0.02%



DWS Balanced VIP
Chicago
105,000
 $                   103,238
0.01%



DWS High Income Fund
Chicago
3,960,000
 $
3,893,551
0.26%



DWS High Income Trust
Chicago
465,000
 $                   457,197
0.03%



DWS High Income VIP
Chicago
670,000
 $                   658,757
0.04%



DWS Multi Market Income Trust
Chicago
250,000
 $                   245,805
0.02%



DWS Strategic Income Fund
Chicago
260,000
 $                   255,637
0.02%



DWS Strategic Income Trust
Chicago
55,000
 $                     54,077
0.00%



DWS Strategic Income VIP
Chicago
70,000
 $                     68,825
0.00%



New York Funds







DWS High Income Plus Fund
New York
815,000
 $                   801,324
0.05%



DWS Short Duration Plus Fund
New York
35,000
 $                     34,413
0.00%



Total

7,000,000
 $
6,882,540
0.47%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
83272AAA2


Issuer
STONE CONTAINER


Underwriters
BoA, DBSI, JP Morgan, Bank of NY, Credit
Suisse, Merrill Lynch, Morgan Stanley, Scotia
Capital, Societe Generale, UBS, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
SSCC 8% 3/15/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/12/2007


Total amount of offering sold to QIBs
675,000,000


Total amount of any concurrent public offering
0


Total
675,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.90%


Rating
B3/CCC+


Current yield
8.00%


Benchmark vs Spread (basis points)
345 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
310,000
 $                   304,798
0.02%



DWS Balanced VIP
Chicago
105,000
 $                   103,238
0.01%



DWS High Income Fund
Chicago
3,980,000
 $
3,913,216
0.27%



DWS High Income Trust
Chicago
470,000
 $                   462,113
0.03%



DWS High Income VIP
Chicago
680,000
 $                   668,590
0.05%



DWS Multi Market Income Trust
Chicago
250,000
 $                   245,805
0.02%



DWS Strategic Income Fund
Chicago
260,000
 $                   255,637
0.02%



DWS Strategic Income Trust
Chicago
55,000
 $                     54,077
0.00%



DWS Strategic Income VIP
Chicago
70,000
 $                     68,825
0.00%



New York Funds







DWS High Income Plus Fund
New York
820,000
 $                   806,240
0.05%



Total

7,000,000
 $
6,882,540
0.47%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
87264MAA7


Issuer
TRW AUTOMOTIVE INC


Underwriters
BoA, DBSI, Goldman Sachs, Lehman
Brothers, Merrill Lynch


Years of continuous operation, including predecessors
> 3 years


Security
TRW 7% 3/15/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/14/2007


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
98.65


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.75%


Rating
Ba3/BB-


Current yield
7.10%


Benchmark vs Spread (basis points)
284 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
385,000
 $                   378,540
0.03%



DWS Balanced VIP
Chicago
130,000
 $                   127,819
0.01%



DWS High Income Fund
Chicago
4,810,000
 $
4,729,288
0.32%



DWS High Income Trust
Chicago
565,000
 $                   555,519
0.04%



DWS High Income VIP
Chicago
825,000
 $                   811,157
0.06%



DWS Multi Market Income Trust
Chicago
305,000
 $                   299,882
0.02%



DWS Strategic Income Fund
Chicago
315,000
 $                   309,714
0.02%



DWS Strategic Income Trust
Chicago
70,000
 $                     68,825
0.00%



DWS Strategic Income VIP
Chicago
90,000
 $                     88,490
0.01%



New York Funds







DWS High Income Plus Fund
New York
945,000
 $                   929,143
0.06%



DWS Short Duration Plus Fund
New York
60,000
 $                     58,993
0.00%



Total

8,500,000
 $
8,357,370
0.57%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
14150BAAZ


Issuer
PTS ACQUISITION CORP


Underwriters
BoA, DBSI, Goldman Sachs, Morgan Stanley,
GE Capital Markets Inc


Years of continuous operation, including predecessors
> 3 years


Security
PTSAC 9.5% 4/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/4/2007


Total amount of offering sold to QIBs
565,000,000


Total amount of any concurrent public offering
0


Total
565,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
Caa1/B-


Current yield
9.50%


Benchmark vs Spread (basis points)
486 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Strategic Income VIP
Chicago
55,000
 $                     54,077
0.00%



DWS High Income Trust
Chicago
410,000
 $                   403,120
0.03%



DWS High Income Fund
Chicago
3,480,000
 $
3,421,606
0.23%



DWS High Income VIP
Chicago
515,000
 $                   506,358
0.03%



DWS Strategic Income Fund
Chicago
225,000
 $                   221,225
0.02%



DWS Strategic Income Trust
Chicago
50,000
 $                     49,161
0.00%



DWS Multi Market Income Trust
Chicago
215,000
 $                   211,392
0.01%



DWS Balanced Fund
Chicago
275,000
 $                   270,386
0.02%



DWS Balanced VIP
Chicago
95,000
 $                     93,406
0.01%



New York Funds







DWS High Income Plus Fund
New York
680,000
 $                   668,590
0.05%



Total

6,000,000
 $
5,899,320
0.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
48238QAC9


Issuer
KAR HOLDINGS


Underwriters
Bear Stearns, DBSI, Goldman Sachs, UBS
Securities, BMO Capital Markets, GE Capital
Markets Inc.


Years of continuous operation, including predecessors
> 3 years


Security
KARHLD 10% 5/1/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/13/2007


Total amount of offering sold to QIBs
425,000,000


Total amount of any concurrent public offering
0


Total
425,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.50%


Rating
Caa1/CCC


Current yield
10.00%


Benchmark vs Spread (basis points)
525 BP










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
320,000
 $                   314,630
0.02%



DWS Balanced VIP
Chicago
105,000
 $                   103,238
0.01%



DWS High Income Fund
Chicago
4,060,000
 $                 3,991,873
0.27%



DWS High Income Trust
Chicago
480,000
 $                   471,946
0.03%



DWS High Income VIP
Chicago
605,000
 $                   594,848
0.04%



DWS Multi Market Income Trust
Chicago
245,000
 $                   240,889
0.02%



DWS Strategic Income Fund
Chicago
260,000
 $                   255,637
0.02%



DWS Strategic Income Trust
Chicago
60,000
 $                     58,993
0.00%



DWS Strategic Income VIP
Chicago
65,000
 $                     63,909
0.00%



New York Funds







DWS High Income Plus Fund
New York
800,000
 $                   786,576
0.05%



Total

7,000,000
 $
6,882,540
0.47%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
48238QAB1


Issuer
KAR HOLDINGS


Underwriters
Bear Stearns, DBSI, Goldman Sachs, UBS
Securities, BMO Capital Markets, GE Capital
Markets Inc


Years of continuous operation, including predecessors
> 3 years


Security
KARHLD 8.75% 5/14


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/13/2007


Total amount of offering sold to QIBs
450,000,000


Total amount of any concurrent public offering
0


Total
450,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
B3/CCC


Current yield
8.75%


Benchmark vs Spread (basis points)
403 BP










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
250,000
 $                   245,805
0.02%



DWS Balanced VIP
Chicago
80,000
 $                     78,658
0.01%



DWS High Income Fund
Chicago
3,190,000
 $
3,136,472
0.21%



DWS High Income Trust
Chicago
380,000
 $                   373,624
0.03%



DWS High Income VIP
Chicago
475,000
 $                   467,030
0.03%



DWS Multi Market Income Trust
Chicago
195,000
 $                   191,728
0.01%



DWS Strategic Income Fund
Chicago
205,000
 $                   201,560
0.01%



DWS Strategic Income Trust
Chicago
45,000
 $                     44,245
0.00%



DWS Strategic Income VIP
Chicago
50,000
 $                     49,161
0.00%



New York Funds







DWS High Income Plus Fund
New York
630,000
 $                   619,429
0.04%



Total

5,500,000
 $
5,407,710
0.37%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
171798AA9


Issuer
CIMERAX ENERGY


Underwriters
JP Morgan, Lehman Brothers, Calyon
Securities USA Inc, DBSI, Merrill Lynch & Co,
Raymond James & Associates Inc, UBS
Securities LLC


Years of continuous operation, including predecessors
> 3 years


Security
XEC 7.125% 5/1/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/17/2007


Total amount of offering sold to QIBs
350,000,000


Total amount of any concurrent public offering
0


Total
350,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%


Rating
B1/BB-


Current yield
7.13%


Benchmark vs Spread (basis points)
244 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
225,000
 $                   221,225
0.02%



DWS Balanced VIP
Chicago
75,000
 $                     73,742
0.01%



DWS High Income Fund
Chicago
2,880,000
 $
2,831,674
0.19%



DWS High Income Trust
Chicago
340,000
 $                   334,295
0.02%



DWS High Income VIP
Chicago
425,000
 $                   417,869
0.03%



DWS Multi Market Income Trust
Chicago
180,000
 $                   176,980
0.01%



DWS Strategic Income Fund
Chicago
185,000
 $                   181,896
0.01%



DWS Strategic Income Trust
Chicago
40,000
 $                     39,329
0.00%



DWS Strategic Income VIP
Chicago
45,000
 $                     44,245
0.00%



New York Funds







DWS Bond VIP
New York
17,000
 $                     16,715
0.00%



DWS Core Plus Income Fund
New York
53,000
 $                     52,111
0.00%



DWS High Income Plus Fund
New York
565,000
 $                   555,519
0.04%



DWS Short Duration Plus Fund
New York
40,000
 $                     39,329
0.00%



Total

5,070,000
 $
4,984,925
0.34%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
60740FAF2


Issuer
MOBILE MINI


Underwriters
BoA, CSFB, CIBC, CSFB, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
MINI 6.875% 5/1/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
CIBC


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/23/2007


Total amount of offering sold to QIBs
150,000,000


Total amount of any concurrent public offering
0


Total
150,000,000


Public offering price
99.55


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.88%


Rating
B1/BB-


Current yield
6.91%


Benchmark vs Spread (basis points)
232 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
90,000
 $                     88,490
0.01%



DWS Balanced VIP
Chicago
30,000
 $                     29,497
0.00%



DWS High Income Fund
Chicago
1,145,000
 $
1,125,787
0.08%



DWS High Income Trust
Chicago
135,000
 $                   132,735
0.01%



DWS High Income VIP
Chicago
175,000
 $                   172,064
0.01%



DWS Multi Market Income Trust
Chicago
75,000
 $                     73,742
0.01%



DWS Strategic Income Fund
Chicago
75,000
 $                     73,742
0.01%



DWS Strategic Income Trust
Chicago
15,000
 $                     14,748
0.00%



DWS Strategic Income VIP
Chicago
20,000
 $                     19,664
0.00%



New York Funds







DWS High Income Plus Fund
New York
225,000
 $                   221,225
0.02%



DWS Short Duration Plus Fund
New York
15,000
 $                     14,748
0.00%



Total

2,000,000
 $
1,966,440
0.13%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
281023AS0


Issuer
EDISON MISSION ENERGY


Underwriters
Citigroup, Credit Suisse, DBSI, Goldman
Sachs, JP Morgan, Lehman Brothers, Merrill
Lynch, RBS Greenwich Capital, UBS


Years of continuous operation, including predecessors
> 3 years


Security
EIX 7% 5/15/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/1/2007


Total amount of offering sold to QIBs
1,200,000,000


Total amount of any concurrent public offering
0


Total
1,200,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.75%


Rating
B1/BB-


Current yield
7.00%


Benchmark vs Spread (basis points)
239 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
545,000
 $                   535,855
0.04%



DWS Balanced VIP
Chicago
175,000
 $                   172,064
0.01%



DWS High Income Fund
Chicago
6,910,000
 $
6,794,050
0.46%



DWS High Income Trust
Chicago
815,000
 $                   801,324
0.05%



DWS High Income VIP
Chicago
1,045,000
 $
1,027,465
0.07%



DWS Multi Market Income Trust
Chicago
420,000
 $                   412,952
0.03%



DWS Strategic Income Fund
Chicago
445,000
 $                   437,533
0.03%



DWS Strategic Income Trust
Chicago
100,000
 $                     98,322
0.01%



DWS Strategic Income VIP
Chicago
110,000
 $                   108,154
0.01%



New York Funds







DWS High Income Plus Fund
New York
1,360,000
 $
1,337,179
0.09%



DWS Short Duration Plus Fund
New York
75,000
 $                     73,742
0.01%



Total

12,000,000
 $
11,798,640
0.80%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
53956RAA1


Issuer
LOCAL TV FINANCE


Underwriters
DBSI, UBS


Years of continuous operation, including predecessors
> 3 years


Security
LOCAL 9.25% 6/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
UBS


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/2/2007


Total amount of offering sold to QIBs
190,000,000


Total amount of any concurrent public offering
0


Total
190,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
Caa1/CCC+


Current yield
9.25%


Benchmark vs Spread (basis points)
463 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
225,000
 $                   221,225
0.02%



DWS Balanced VIP
Chicago
75,000
 $                     73,742
0.01%



DWS High Income Fund
Chicago
2,890,000
 $
2,841,506
0.19%



DWS High Income Trust
Chicago
345,000
 $                   339,211
0.02%



DWS High Income VIP
Chicago
445,000
 $                   437,533
0.03%



DWS Multi Market Income Trust
Chicago
175,000
 $                   172,064
0.01%



DWS Strategic Income Fund
Chicago
185,000
 $                   181,896
0.01%



DWS Strategic Income Trust
Chicago
40,000
 $                     39,329
0.00%



DWS Strategic Income VIP
Chicago
50,000
 $                     49,161
0.00%



New York Funds







DWS High Income Plus Fund
New York
570,000
 $                   560,435
0.04%



Total

5,000,000
 $
4,916,100
0.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
34460XAA7


Issuer
FONTAINEBLEAU LAS VEGAS


Underwriters
BoA, Barclays, DBSI, Merrill Lynch, Daiwa
Securities, Greenwich Capital Markets, JP
Morgan


Years of continuous operation, including predecessors
> 3 years


Security
FBLEAU 10.25% 6/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/24/2007


Total amount of offering sold to QIBs
675,000,000


Total amount of any concurrent public offering
0


Total
675,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.50%


Rating
Caa1/CCC+


Current yield
10.25%


Benchmark vs Spread (basis points)
538 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
245,000
 $                   240,889
0.02%



DWS Balanced VIP
Chicago
80,000
 $                     78,658
0.01%



DWS High Income Fund
Chicago
3,155,000
 $
3,102,059
0.21%



DWS High Income Trust
Chicago
375,000
 $                   368,708
0.03%



DWS High Income VIP
Chicago
480,000
 $                   471,946
0.03%



DWS Multi Market Income Trust
Chicago
225,000
 $                   221,225
0.02%



DWS Strategic Income Fund
Chicago
205,000
 $                   201,560
0.01%



DWS Strategic Income Trust
Chicago
60,000
 $                     58,993
0.00%



DWS Strategic Income VIP
Chicago
55,000
 $                     54,077
0.00%



New York Funds







DWS High Income Plus Fund
New York
620,000
 $                   609,596
0.04%



Total

5,500,000
 $
5,407,710
0.37%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
552078AY3


Issuer
LYONDELL CHEMICAL


Underwriters
BoA, Citigroup, DBSI, JP Morgan, Bank of NY,
Credit Suisse, HVB Capital Markets, Morgan
Stanley, Natexis Banque, Robert W Baird, SG
Americas Securities, UBS, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
LYO 6.875% 6/15/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/30/2007


Total amount of offering sold to QIBs
510,000,000


Total amount of any concurrent public offering
0


Total
510,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%


Rating
B1/B+


Current yield
6.88%


Benchmark vs Spread (basis points)
201 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
900,000
 $                   884,898
0.06%



DWS Balanced VIP
Chicago
290,000
 $                   285,134
0.02%



DWS High Income Fund
Chicago
11,485,000
 $
11,292,282
0.77%



DWS High Income Trust
Chicago
1,365,000
 $
1,342,095
0.09%



DWS High Income VIP
Chicago
1,750,000
 $
1,720,635
0.12%



DWS Multi Market Income Trust
Chicago
805,000
 $                   791,492
0.05%



DWS Strategic Income Fund
Chicago
740,000
 $                   727,583
0.05%



DWS Strategic Income Trust
Chicago
215,000
 $                   211,392
0.01%



DWS Strategic Income VIP
Chicago
190,000
 $                   186,812
0.01%



New York Funds







DWS High Income Plus Fund
New York
2,260,000
 $
2,222,077
0.15%



Total

20,000,000
 $
19,664,400
1.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.